UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 15, 2021

CBRE ACQUISITION HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39798	85-3448396
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2100 McKinney Avenue Suite 1250 Dallas, Texas	75201
(Address of principal executive offices)	(Zip code)

(214) 979-6100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
SAILSM (Stakeholder Aligned Initial Listing) securities, each consisting of one share of Class A Common Stock, $0.0001 par value, and one-fourth of one redeemable warrant	CBAH.U	New York Stock Exchange
Class A Common Stock included as part of the SAILSM securities	CBAH	New York Stock Exchange
Warrants included as part of the SAILSM securities, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.00	CBAH WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

CBRE Acquisition Holdings, Inc. (the “CBAH” or the “Company”) previously announced its planned business combination with Altus Power, Inc. (“Altus”).

Item 8.01.	Other Events

This Current Report on Form 8-K is being filed in order to provide as Exhibit 99.1 hereto the unaudited condensed consolidated financial statements of Altus as of September 30, 2021 and for the nine months ended September 30, 2021 and 2020, as Exhibit 99.2 hereto the unaudited pro forma condensed combined financial information of the Company, Altus, the Solar Project Companies (as defined in the Registration Statement (as defined below)), and the True Green Entities, as adjusted to give effect to the Business Combination (as defined below), the Solar Acquisition (as defined in the Registration Statement), the acquisition of the True Green Entities by Altus, and related transactions as of and for the nine months ended September 30, 2021 and the year ended December 31, 2020 (the “pro forma financial information”) and as Exhibit 99.3 hereto Management’s Discussion and Analysis of Financial Condition and Results of Operations of Altus for the nine months ended September 30, 2021 and 2020.

The pro forma financial information included in this Current Report on Form 8-K has been presented for informational purposes only. It does not purport to represent the actual results of operations that CBAH, Altus, the Solar Project Companies and the True Green Entities would have achieved had CBAH, Altus, the Solar Project Companies and the True Green Entities been combined during the periods presented in the pro forma financial information.

Additional Information

In connection with the Business Combination, CBAH filed with the Securities and Exchange Commission (the “SEC”) on November 5, 2021, a definitive proxy statement for the stockholders of CBAH that also constitutes a prospectus with respect to the shares of CBAH common stock to be offered and sold to the stockholders of Altus. CBAH has also filed registration statement on Form S-4 (the “Registration Statement”) relating to the Business Combination that was declared effective by the SEC on November 5, 2021. CBAH and Altus urge investors, stockholders and other interested persons to read the Registration Statement and the definitive proxy statement/prospectus and exhibits thereto, as well as other documents filed with the SEC in connection with the Business Combination, as these materials contain important information about Altus, CBAH and the Business Combination. The definitive proxy statement/prospectus has been mailed to stockholders of CBAH as of the record date for voting on the Business Combination. Stockholders are also able to obtain a copy of the definitive proxy statement/prospectus, without charge by directing a request to: CBRE Acquisition Holdings, Inc., 2100 McKinney Avenue, Suite 1250, Dallas, TX 75201. The definitive proxy statement/prospectus can also be obtained, without charge, at the SEC’s website (www.sec.gov).

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the planned business combination between Altus and CBAH (the “Business Combination”) and the other transactions contemplated by the business combination agreement entered into by Altus and CBAH (the “Business Combination Agreement”) and shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

CBAH, Altus and certain of their respective directors and officers may be deemed participants in the solicitation of proxies of CBAH’s stockholders with respect to the approval of the Business Combination. Information regarding CBAH’s directors and officers and a description of their interests in CBAH is contained in the Registration Statement and the definitive proxy statement/prospectus.

Forward Looking Statements

This report contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “could”, “continue”, “expect”, “estimate”, “may”, “plan”, “outlook”, “future” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements, which involve risks and uncertainties, relate to analyses and other information that are based on forecasts of future results and estimates of amounts not yet determinable and may also relate to CBAH’s and Altus’ future prospects, developments and business strategies. In particular, such forward-looking statements include statements concerning the timing of the business combination, the business plans, objectives, expectations and intentions of CBAH once the Business Combination and the other transactions contemplated thereby and change of name are complete (“New Altus”), and New Altus’ estimated and future results of operations, business strategies, competitive position, industry environment and potential growth opportunities. These statements are based on CBAH’s or Altus’ management’s current expectations and beliefs, as well as a number of assumptions concerning future events.

Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside CBAH’s or Altus’ control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; (2) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of CBAH or Altus or other conditions to closing in the Business Combination Agreement; (3) the ability of New Altus to meet the NYSE’s listing standards (or the standards of any other securities exchange on which securities of the public entity are listed) following the business combination; (4) the inability to complete the private placement of common stock of CBAH to certain institutional accredited investors; (5) the risk that the announcement and consummation of the Business Combination disrupts Altus’ current plans and operations; (6) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of New Altus to grow and manage growth profitably, maintain relationships with customers, business partners, suppliers and agents and retain its management and key employees; (7) costs related to the Business Combination; (8) changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the Business Combination; (9) the possibility that Altus and New Altus may be adversely affected by other economic, business, regulatory and/or competitive factors; (10) the impact of COVID-19 on Altus’ and New Altus’ business and/or the ability of the parties to complete the Business Combination; (11) the outcome of any legal proceedings that may be instituted against CBAH, Altus, New Altus or any of their respective directors or officers, following the announcement of the Business Combination; and (12) the failure to realize anticipated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions and purchase price and other adjustments.

Additional factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in CBAH’s most recent annual report on Form 10-K, subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K, which are available, free of charge, at the SEC’s website at www.sec.gov, and are provided in the Registration Statement and CBAH’s definitive proxy statement/prospectus. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and CBAH and Altus undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, changes in expectations, future events or otherwise.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in CBAH and is not intended to form the basis of an investment decision in CBAH. All subsequent written and oral forward-looking statements concerning CBAH and Altus, the Business Combination or other matters and attributable to CBAH and Altus or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The unaudited condensed consolidated financial statements of Altus as of September 30, 2021 and for the nine months ended September 30, 2021 and 2020, and the notes to such financial statements, are filed hereto as Exhibit 99.1.

(b) Pro forma financial information.

The pro forma financial information, and the notes to the pro forma financial information, are filed herewith as Exhibit 99.2

(d) Exhibits

Exhibit Number	Description

99.1	Unaudited condensed consolidated financial statements of Altus Power, Inc. as of September 30, 2021 and for the nine months ended September 30, 2021 and 2020, and the accompanying notes thereto.

99.2	Unaudited pro forma condensed combined financial information of CBRE Acquisition Holdings, Inc., Altus Power, Inc., the Solar Project Companies, and the True Green Entities as of and for the nine months ended September 30, 2021 and for the year ended December 31, 2020, and the accompanying notes thereto.

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Altus Power, Inc. for the nine months ended September 30, 2021 and 2020.

104	The cover page from this Current Report on Form 8-K, formatted in iXBRL (Inline Extensible Business Reporting Language).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: November 15, 2021

CBRE ACQUISITION HOLDINGS, INC.

By:	/s/ Cash J. Smith
Name:	Cash J. Smith
Title:	Chief Financial Officer